Capital management (Tables)	12 Months Ended
Dec. 31, 2021
Capital Management
Schedule of capital management

The Company manages its capital structure and makes adjustments in light of changes in economic conditions and to maintain and adjust the capital structure, the Company may adjust the dividend payment to shareholders, repurchase programs, return capital to shareholders or issue new shares. The Company monitors capital using net debt and total equity. The Company includes within net debt, loans and financing, lease liabilities, accounts payable to selling shareholders and notes payable less cash and cash equivalents and restricted cash.

	2021	2020

Loans and financing	1,374,876	617,485
Lease liabilities	714,085	447,703
Accounts payable to selling shareholders	679,826	518,240
Notes payable	72,726	76,181
Less: cash and cash equivalents	(748,562)	(1,045,042)
Less: restricted cash	-	(2,053)
Net debt	2,092,951	612,514
Total equity	3,000,018	2,833,780
Total equity and net debt	5,092,969	3,446,294